SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 22, 2016 (January 15, 2016)

VIRTUALSCOPICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-52018	04-3007151
(Commission File Number)	(IRS Employer Identification No.)

500 Linden Oaks, Rochester, New York	14625
(Address of Principal Executive Offices)	(Zip Code)

(585) 249-6231

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On January 15, 2016, VirtualScopics, Inc., (the “Company”) entered into an Amendment No. 4 (the “Amendment”) to its Strategic Alliance Agreement with PPD Development, LP (“PPD”), a subsidiary of PPD, Inc., dated October 22, 2010 (the “Agreement”). The effective date of the Amendment is April 11, 2016. The Amendment, among other things, removes the marketing exclusivity requirements in the Agreement such that the Company is no longer restricted from co-marketing with other contract research organizations.

The foregoing summary description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed herewith as Exhibit 10.1, and is incorporated herein by reference.

Section 8 – Other Events

Item 8.01 Other Events.

On January 22, 2016, the Company issued a press release announcing the Amendment. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 4 to the Strategic Alliance Agreement between VirtualScopics, Inc. and PPD Development, LP, dated January, 15, 2016.
99.1	Press Release, dated January 22, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUALSCOPICS, INC.

Date: January 22, 2016	By:	/s/ James Groff
	Name:	James Groff
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 4 to the Strategic Alliance Agreement between VirtualScopics, Inc. and PPD Development, LP, dated January, 15, 2016.
99.1	Press Release, dated January 22, 2016.

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